First Merchants Corporation

Macquarie Capital (USA), Inc.
Small & Mid-Cap Conference

June 15-16, 2010

Michael C. Rechin
President
and Chief Executive Officer
Mark K. Hardwick
Executive Vice President
and Chief Financial Officer

Forward-Looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

▪ First Merchants Corporation (NASDAQ: FRME), celebrating
 its 117th anniversary, is the largest financial services
 holding company headquartered in Central Indiana
▪ FMC (holding company) organized in 1982
▪ Founding bank proudly serving Indiana since 1893
▪ Total assets at 3/31/10 of $4.4 billion
▪ First Merchants Corporation operates 80 locations in 24
 Indiana counties and 3 Ohio counties
FIRST MERCHANTS’ STORY

FIRST MERCHANTS’ FRANCHISE

First Merchants Headquarters
Muncie, Indiana
First Merchants
Indianapolis, Indiana

“Strength of Big, Service of Small”
FIRST MERCHANTS’ STRATEGY
We specialize in our communities.
Deliver superior service with presence close to the customer for. . .
 ▪ Retail Banking
 ▪ Mortgage Banking
 ▪ Small Business Banking
 ▪ Commercial Banking
 ▪ Middle Market
 ▪ Agriculture
 ▪ Healthcare Services
 ▪ Real Estate
 ▪ Cash Management Services
 ▪ Trust Services (Fiduciary, Custody)
 ▪ Insurance Products

FIRST MERCHANTS’ CURRENT PLAN
▪ Protect and Strengthen the Franchise
 ▪ Short-Term - 1 to 2 years:
 ❑ Capital Preservation Plan
 ❑ Cultural and Process Initiatives
 ❑ Low-Capital Intensive Infrastructure Projects
▪ Growth and Top-Tier Performance
 ▪ Long-Term - 3 to 5 Years:
 ❑ Internal Growth -
 • Build out the franchise in designated growth markets
 • Build on community-based model in established and balanced opportunity markets
 ❑ External Growth -- Acquisitions

FIRST MERCHANTS’ CURRENT PLAN
▪ Navigate the current environment
▪ Service-driven alternative to super-regional bank
 competitors
▪ Sustain and deploy low-cost deposit shares
▪ Build out growth markets of Indianapolis,
 Indiana, and Columbus, Ohio
▪ Gain the efficiencies of a single charter banking
 company (combinations effective September
 2009)

TACTICAL ACTION PLAN AND
BUSINESS STRATEGY
▪ Credit Cycle Challenge
 ▪ NPA Management
 ❑ Accelerate workout process to maximize resolutions
 ❑ Loan sale and OREO liquidations managed centrally
▪ Capital Mix Challenge
 ▪ Registered direct placement: 4.2MM shares raised $24.5MM,
 March 2010
 ▪ Total risk-based capital 14.44% vs. TCE 5.27%
 ▪ CPP Preferred to Trust Preferred Exchange - potential $10M gain upon Q2 2010 closing
 ▪ Assessing the opportunity cost of low TCE through this cycle

INDIANAPOLIS / COLUMBUS STRATEGY
 ▪ Organic growth opportunities with improved
 segment penetration and branding
 ▪ Deployment of rural deposit base into growth
 markets creates optimal margin structure
 ▪ Creates franchise value
 ▪ Continuously assess operating efficiencies

▪ Population 2008: 1,915,664*
▪ Population 2013 Projection:
 2,023,886*
▪ 12th largest city in the U.S.
▪ 29th largest metropolitan area in the
 U.S. Indianapolis
▪ Between 1990-2000 Indianapolis-
 Carmel metro grew at a faster pace
 (11.1% growth) than Indiana (4.4%
 growth) and the U.S. (7.2% growth)
*U.S. Census Bureau and Applied Geographic Solutions
**U.S. Depart. of Commerce, Census of Manufacturers, 2006 Ewing
Marion Kauffman Foundation, 2007 New Economy
***INcontext May 2008
INDIANAPOLIS

▪ Population 2008: 1,773,120
▪ Population 2015 Projection: 1,911,154
▪ 16th largest city in the U.S.
▪ 32nd largest metropolitan area
▪ Columbus economy expected to resume economic growth in
 2010*
▪ Unemployment rate dropped to 9.3 in April from 9.5 in March**
*24-7 PressRelease
**The Columbus Dispatch - May 25, 2010
COLUMBUS

County	Market Position	Market %	$$ Deposits
Delaware County, IN	1	46.39%	$752,341
Jasper County, IN	1	29.11%	159,603
Jay County, IN	1	43.50%	112,573
Union County, IN	1	63.41%	58,953
White County, IN	1	34.15%	147,166
Adams County, IN	2	23.21%	212,911
Clinton County, IN	2	18.87%	80,522
Hendricks County, IN	2	13.39%	236,400
Tippecanoe County, IN	2	21.30%	438,258
Wabash County, IN	2	20.93%	75,875
Brown County, IN	3	23.62%	25,752
Madison County, IN	3	17.12%	265,592
Randolph County, IN	3	19.95%	85,109
Carroll County, IN	4	0.27%	37,186
Fayette County, IN	4	11.13%	32,803
Montgomery County, IN	4	10.85%	63,837
Henry County, IN	5	11.04%	69,603
Johnson County, IN	5	10.16%	160,405
Miami County, IN	5	7.30%	29,507
Morgan County, IN	5	7.40%	58,073
Sub Total $3,102,469
FMC Total $3,724,111
FDIC Data June 30, 2009
Key FMC Deposit Market Shares
$000’s

    12-31-08  12-31-09 Q1-’09 Q1-’10
1. Investments  $ 482 $ 563 $ 446 $ 639
2. Loans 3,722 3,278 3,654 3,138
3. Allowance (50) (92) (59) (89)
4. CD&I & Goodwill  166 159 163 158
5. BOLI 93  95 94 95
6. Other 371 478 589 435
7. Total Assets $4,784  $4,481 $4,887 $4,376
($ in Millions)
TOTAL ASSETS

    2008  2009 Q1-’09  Q1-’10
1. Customer Non-Maturity
  Deposits  $1,858 $2,042 $1,910 $2,000
2. Customer Time Deposits 1,384 1,220 1,365 1,167
3. Brokered Deposits 477 275 410 231
4. Borrowings 507 339 485 320
5. Other Liabilities  51  30 98 58
6. Hybrid Capital 111 111 111 111
7. Preferred Stock (CPP) 0  112 112 113
8. Common Equity  396 352 396 376
9. Total Liabilities and Capital $4,784  $4,481 $4,887 $4,376
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

  2008  2009  Q1-’09 Q1-’10
1. Net Interest Income-FTE  $133.1 $159.1 $39.6 $ 37.8
2. Non Interest Income1 38.5 46.5 12.2 11.7
3. Non Interest Expense2  106.0 134.7 34.2 31.0
4. Pre-Tax Pre-Provision Earnings $ 65.6 $ 70.9 $17.6 $ 18.5
5. Provision 28.2 122.2 12.9 13.9
6. Adjustments 5.0 12.1 (1.7) 2.3
7. Taxes - FTE 11.8 (22.7) 2.3 0.7
8. CPP Dividend 0 5.0 0.6 1.5
9. Net Income Avail. for Distribution $20.6 ($45.7) $3.5 $ .1
10. EPS $1.14 ($2.17) $0.17 $ .01
1Adjusted for Bond Gains & Losses and one-time mortgage sale
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)
EARNINGS

    12-31-08  12-31-09 Q1-’09 Q1-’10
1. Investments  $ 482 $ 563 $ 446 $ 639
2. Loans 3,722 3,278 3,654 3,138
3. Allowance (50) (92) (59) (89)
4. CD&I & Goodwill  166 159 163 158
5. BOLI 93  95 94 95
6. Other 371 478 589 435
7. Total Assets $4,784  $4,481 $4,887 $4,376
($ in Millions)
TOTAL ASSETS

($ in Millions)
CREDIT POLICY AND PORTFOLIO METRICS
▪ Legal Lending Limit =    $64.0
▪ House Lending Limit  =    $20.0
▪ Largest 25 Relationship
 Commitments Average =    $12.2
▪ Shared National Credit
 Commitments =    $76.0
▪ Shared National Credit
 Outstandings =    $49.0

Loan Composition (as of 3/31/10)
YTD Yield = 5.74%
LOAN AND CREDIT DETAIL

Industry Concentration
LOAN AND CREDIT DETAIL

Non-Accrual Loans (as of 3/31/10)
($ in Millions)
LOAN AND CREDIT DETAIL

30+ Day Delinquency
(as a % of period end total loans)
(as a % of period end total loans)
LOAN DELINQUENCY TRENDS

($ in millions)
OTHER REAL ESTATE OWNED

NON-PERFORMING ASSETS
(PLUS 90-DAY DELINQUENT)

Allowance as a % of Non-Accrual Loans
($ in millions)
ALLOWANCE COVERAGE TO NON-ACCRUAL LOANS

LOAN AND CREDIT DETAIL
YTD Charge-Off Composition (as of 3/31/10)

    12-31-08  12-31-09 Q1-’09 Q1-’10
1. Investments  $ 482 $ 563 $ 446 $ 639
2. Loans 3,722 3,278 3,654 3,138
3. Allowance (50) (92) (59) (89)
4. CD&I & Goodwill  166 159 163 158
5. BOLI 93  95 94 95
6. Other 371 478 589 435
7. Total Assets $4,784  $4,481 $4,887 $4,376
($ in Millions)
TOTAL ASSETS

INVESTMENT PORTFOLIO
(as of 3/31/10)
▪ $639 Million Balance
▪ Average duration - 4.4 years
▪ Tax equivalent yield of 4.71%
▪ No private label MBS exposure
▪ Trust Preferred Pools with book balance
 of $6.6 million and a market value of
 $1.4 million
▪ Net unrealized gain of the entire portfolio
 totals $7.4 million

    2008  2009 Q1-’09  Q1-’10
1. Customer Non-Maturity
  Deposits  $1,858 $2,042 $1,910 $2,000
2. Customer Time Deposits 1,384 1,220 1,365 1,167
3. Brokered Deposits 477 275 410 231
4. Borrowings 507 339 485 320
5. Other Liabilities  51  30 98 58
6. Hybrid Capital 111 111 111 111
7. Preferred Stock (CPP) 0  112 112 113
8. Common Equity  396 352 396 376
9. Total Liabilities and Capital $4,784  $4,481 $4,887 $4,376
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

$751M
$231M
$1,261M
$739M
YTD Cost of Deposits = 1.60%
DEPOSITS (as of 3/31/10)

    2008  2009 Q1-’09  Q1-’10
1. Customer Non-Maturity
  Deposits  $1,858 $2,042 $1,910 $2,000
2. Customer Time Deposits 1,384 1,220 1,365 1,167
3. Brokered Deposits 477 275 410 231
4. Borrowings 507 339 485 320
5. Other Liabilities  51  30 98 58
6. Hybrid Capital 111 111 111 111
7. Preferred Stock (CPP) 0  112 112 113
8. Common Equity  396 352 396 376
9. Total Liabilities and Capital $4,784  $4,481 $4,887 $4,376
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

   2008  2009 Q1-’09  Q1-’10
1. Total Risk-Based
  Capital Ratio  10.24% 13.04%  12.97% 14.44%
2. Tier 1 Risk-Based
  Capital Ratio  7.71% 10.32% 10.47% 11.65%
3. Leverage Ratio 8.16% 8.20% 9.17% 9.13%
4. TCE/TCA  5.01% 4.54% 4.89% 5.27%
CAPITAL RATIOS

$3,463
$4,245
$4,299
$3,956
― Net Interest Margin
3.68%
3.82%
3.84%
3.74%
NET INTEREST MARGIN

    2008  2009 Q1-’09  Q1-’10
1. Service Charges on Deposit
  Accounts  $13.0 $15.1 $3.5 $ 3.3
2. Trust Fees  8.0 7.4 2.1 2.1
3. Insurance Commission Income 5.8 6.4 2.1 2.0
4. Cash Surrender Value of Life Ins  (0.3)  1.6 0.3 0.5
5. Gains on Sales Mortgage Loans  2.5  6.8 1.4 1.1
6. Securities Gains/Losses (2.1) 4.4 2.3 1.3
7. Other  9.5 9.5 2.8 2.7
8. Total Non-Interest Income $36.4 $51.2 $14.5 $13.0
9. Adjusted Non-Interest Income1 $38.5 $46.5 $12.2 $11.7
1Adjusted for Bond Gains & Losses and one-time mortgage sale
($ in Millions)
NON-INTEREST INCOME

NON-INTEREST EXPENSE
   2008  2009 Q1-’09  Q1-’10
1. Salary & Benefits $63.0  $76.3 $20.0 $17.6

2. Premises & Equipment 14.4  17.9 4.4 4.7
3. Core Deposit Intangible  3.2  5.1 1.3 1.2
4. Professional Services 2.6 4.4 1.1 1.5
5. OREO/Credit-Related Expense  2.8 9.8 0.5 2.7
6. FDIC Expense 1.7 10.4 0.8 1.7
7. FHLB Prepayment Penalties 0 1.9 0 0
8. Outside Data Processing 4.1 6.2 1.9 1.3
9. Marketing 2.3 2.1 0.5 0.4
10. Other 14.7 17.5 4.2 3.6
11. Total Non-Interest Expense $108.8  $151.6 $34.7 $34.7
12. Adjusted Non-Interest Expense2 $106.0 $134.7 $34.2  $31.0
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO Expense & Credit-Related

    Professional Services
($ in Millions)

($ in Millions)
CREDIT COSTS OVER TIME

  2008  2009  Q1-’09 Q1-’10
1. Net Interest Income-FTE  $133.1 $159.1 $39.6 $ 37.8
2. Non Interest Income1 38.5 46.5 12.2 11.7
3. Non Interest Expense2  106.0 134.7 34.2 31.0
4. Pre-Tax Pre-Provision Earnings $ 65.6 $ 70.9 $17.6 $ 18.5
5. Provision 28.2 122.2 12.9 13.9
6. Adjustments 5.0 12.1 (1.7) 2.3
7. Taxes - FTE 11.8 (22.7) 2.3 0.7
8. CPP Dividend 0 5.0 0.6 1.5
9. Net Income Avail. for Distribution $20.6 ($45.7) $3.5 $ .1
10. EPS $1.14 ($2.17) $0.17 $ .01
1Adjusted for Bond Gains & Losses and one-time mortgage sale
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)
EARNINGS

“WELL CAPITALIZED - WELL RESERVED”
▪ “Well Capitalized”
 ❑ Total Risk-Based Capital Ratio 14.44%
 ❑ Tier 1 Risk-Based Capital Ratio 11.65%
 ❑ Leverage Ratio 9.13%
 ❑ Tier 1 Common Risk-Based Capital Ratio 6.42%
 ❑ Tangible Common Equity Ratio 5.27%
▪ “Well Reserved”
 ❑ $89 Million Allowance
 ❑ 2.82% Allowance/Total Loans
 ❑ 72% Non-Accrual Loan Coverage Ratio

“WELL POSITIONED”
▪ Single Charter (centralized back office)
▪ $18.5M Pre-Tax Pre-Provision Quarterly Run Rate
▪ Indianapolis Momentum from 2008 Acquisition
▪ TCE Preservation Plan/ROA Focus
 ❑ Reduction of Non-Strategic/Leveraged Assets and
 Liabilities
 ❑ Reduce Brokered Deposits/FHLB Advances
 ❑ Margin Expansion Opportunities and Expense
 Reduction Focus

OVERVIEW OF 2010 STRATEGY AND TACTICS
▪ Complete CPP exchange transaction with Treasury
 Department in second quarter
▪ Continue to improve asset quality and reduce all-in credit costs
▪ Intensify revenue activity using common platforms and
 market coverage tactics
▪ Solidify brand position as community bank competing
 primarily in consumer, small business and middle market
▪ Implement opt-in Reg E strategy around education and
 choice

VALUATION ATTRIBUTES
• 3rd largest Indiana bank with energized &
 experienced management team
• Attractive long-term deposit market shares
• Local bank alternative for middle market clients
 served by regional banks
• State-of-the-Industry technology with scalable
 operations platform
• Average daily share volume of 95,000
• Currently trading at 90% of tangible book value

RESEARCH COVERAGE
▪ Macquarie Capital (USA), Inc.
▪ Sandler O’Neill Partners
▪ FIG Partners
▪ Howe Barnes Hoefer & Arnett

Contact Information
First Merchants Corporation common stock is
traded on the NASDAQ Global Select Market
under the symbol FRME.
Additional information can be found at
www.firstmerchants.com
Investor inquiries:
David L. Ortega
First Vice President - Investor Relations
Telephone: 765.378.8937
dortega@firstmerchants.com